SUPPLEMENT DATED SEPTEMBER 12, 2019 TO

THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED JUNE 28, 2019

Effective August 29, 2019, The Index Group, LLC, investment adviser to the Index Funds S&P 500® Equal Weight, has changed its name to ONEFUND, LLC. Accordingly, all references to The Index Group, LLC are now removed and replaced with ONEFUND, LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE